The Central Europe and Russia Fund, Inc.

345 Park Avenue
New York, NY 10154

THE CENTRAL EUROPE AND RUSSIA FUND, INC. ANNOUNCES
CHANGE OF DATE FOR COMMENCEMENT OF RIGHTS TRADING

FOR IMMEDIATE RELEASE

         NEW YORK, NEW YORK, February 17, 2004 – The Central Europe and Russia Fund, Inc. (NYSE: CEE) announced on Friday, February 13, 2004 that its Board of Directors has approved the terms of a transferable rights offering of additional common stock of the Fund and that the rights would begin trading on February 18, 2004. The NYSE is now indicating that it expects the rights will begin trading on a when issued basis on February 19, 2004.

         The Central Europe and Russia Fund, Inc. is a non-diversified, closed-end investment company seeking long term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Its shares are listed on the NYSE under the symbol “CEE”. Because the Fund is non-diversified it can take larger positions in fewer companies, increasing its overall risk profile. Investments in securities of foreign issuers present greater risks including currency fluctuations and changes in political/economic conditions. Foreign securities markets generally exhibit greater price volatility and are less liquid than the US markets. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several are beyond the control of the Fund. Therefore, the Fund cannot predict the trading price of its shares in relation to net asset value.

       Investors should carefully consider the investment objective, risks, and charges and expenses of the Fund. This information can be found in the Fund’s prospectus on file with the Securities and Exchange Commission. An investor should carefully read the Fund’s prospectus before investing.

For further information please contact:

Georgeson Shareholder Communications Inc.
(800) 221.4215

or

James Beale	Judith Inosanto
Investor Inquiries	Media Inquiries
(212) 326.6258	(212) 326.6746

Effective June 24, 2003, the fund’s name and investment policies changed. The fund’s former name was The Central European Equity Fund, Inc.

Not FDIC Insured/No Guarantee/May Lose Value.